Exhibit 99.1

LumiraDx to Become Publicly Traded following Successful Closing of Merger with CA Healthcare Acquisition Corp.

•	LumiraDx’s common shares will commence trading on September 29, 2021 on Nasdaq under the ticker symbol “LMDX”
•	The Merger values LumiraDx at $3.0 billion (excluding the amounts raised by CAHC in its initial public offering)

BOSTON, MA and LONDON, UK, Sept. 28, 2021 – LumiraDx Limited (“LumiraDx”), a next-generation point of care (“POC”) diagnostic testing company and CA Healthcare Acquisition Corp. (“CAHC”), a special purpose acquisition company traded on Nasdaq, today announced the completion of the previously announced merger. CAHC stockholders approved the merger (the “Merger”) during a special meeting held today and final voting results will be disclosed by CAHC on a Form 8-K to be filed with the Securities and Exchange Commission (“SEC”). LumiraDx securityholders also voted to approve all of the proposals today required to be passed in connection with the Merger. Trading will begin on Nasdaq on September 29, 2021 under the ticker symbol "LMDX” for the common shares and “LMDXW” for the warrants assumed by LumiraDx from CAHC.

LumiraDx is positioned to drive transformation in diagnostic testing with a pipeline of 30+ assays across common health conditions including infectious diseases, cardiovascular diseases, diabetes, and coagulation disorders.

The LumiraDx platform is being used by CVS Pharmacy Inc in the U.S., the National Health Service and Boots in the UK, a significant number of accident and emergency rooms in Italy and other parts of Europe, hospital systems in Japan and across South America, and is being deployed in partnership with the Bill & Melinda Gates Foundation in a growing number of African countries where access to high quality diagnostics is limited. LumiraDx currently has 5 LumiraDx Platform tests in the market, including its comprehensive portfolio of fast, accurate, and cost-efficient COVID-19 testing solutions and has 10 scheduled for regulatory submission or clearance by the end of 2022, including tests for troponin, flu/COVID, and congestive heart failure.

“LumiraDx was founded to disrupt current point of care diagnostic options by providing rapid and highly accurate results wherever the patient is,” said Ron Zwanziger, Chairman and CEO of LumiraDx. “Our testing technology, which allows us to rapidly scale and offer lab-comparable testing with fast results across health conditions, is impacting healthcare across market segments, including the physician’s office, retail pharmacy, emergency care, and global health. Now, as a publicly-traded company, we can accelerate our expansion across geographies and health conditions, impacting global healthcare and testing access and bringing value to our shareholders and customers.”

The Merger values LumiraDx at $3.0 billion (excluding the amounts raised by CAHC in its initial public offering).

“The management team of LumiraDx has decades of entrepreneurial success in the point of care setting and we believe the LumiraDx Platform provides a significant opportunity for our shareholders,” said Larry Neiterman, Chairman and CEO of CAHC. “We look forward to the expansion of LumiraDx’s testing menu and its continued innovation within the point of care space. The clear patient benefit of LumiraDx’s diagnostics allows the company to target a large and underpenetrated testing market.”

LumiraDx has shipped more than 15,000 Platforms globally, with tests being rolled out in more than 90 countries. LumiraDx’s COVID-19 antigen and antibody tests have received Emergency Use Authorization (EUA) from the U.S. Food and Drug Administration (FDA) and achieved CE Mark. The company’s INR, D-Dimer and COVID-19 Pooling tests have also achieved CE Mark and are commercially available in Europe.

Advisors
Evercore, Inc. and Raymond James & Associates, Inc. are serving as financial advisors to LumiraDx. BTIG, LLC is serving as financial advisor and capital markets advisor to CA Healthcare Acquisition Corp. Fried, Frank, Harris, Shriver & Jacobson LLP and Goodwin Procter LLP are serving as legal advisors to LumiraDx. Sidley Austin LLP is serving as legal advisor to CAHC.

Additional Information

Contacts

Media:
Travis Kruse, Ph.D.
tkruse@apcoworldwide.com
+1 949 648 7286

Investors:
Aman Patel, CFA
IR@lumiradx.com
+1 443.450.4191

About LumiraDx

LumiraDx is a next-generation point of care diagnostics company that is transforming community-based healthcare. Founded in 2014, LumiraDx manufactures and commercializes an innovative diagnostic Platform that supports a broad menu of tests with lab comparable performance at the point of care. LumiraDx diagnostic testing solutions are being deployed by governments and leading healthcare institutions across laboratories, urgent care, physician offices, pharmacies, schools, and workplaces to screen, diagnose, and monitor wellness as well as disease. LumiraDx has, on the market and in development, 30+ tests covering infectious diseases, cardiovascular diseases, diabetes, and coagulation disorders, all on the LumiraDx Platform. In addition, LumiraDx has a comprehensive portfolio of fast, accurate, and cost-efficient COVID-19 testing solutions from the lab to point of need.

LumiraDx is based in the UK with more than 1500 employees worldwide.

More information may be found at LumiraDx.com

About CA Healthcare Acquisition Corp.

CA Healthcare Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, visit www.cahcspac.com/.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or CAHC’s or LumiraDx’s future financial or operating performance. For example, LumiraDx’s positioning in the market, the size of the addressable market, and the timing of regulatory approvals or clearances are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CAHC and its management, and LumiraDx and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the outcome of any legal proceedings that may be instituted against LumiraDx or others following the announcement and/or closing of the Merger and any definitive agreements with respect thereto; 2) the ability to meet the Nasdaq’s listing standards following the consummation of the Merger; 3) the risk that the Merger disrupts current plans and operations of LumiraDx as a result of the announcement and consummation of the Merger; 4) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of LumiraDx to grow and manage growth profitably, maintain relationships with customers, manufacturers and suppliers and retain its management and key employees; 5) costs related to the Merger; 6) changes in applicable laws or regulations; 7) the possibility that LumiraDx may be adversely affected by other economic, business and/or competitive factors; 8) LumiraDx’s estimates of its financial performance; and 9) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Proxy Statement and Prospectus filed by LumiraDx pursuant to Rule 424(b)(3) with the SEC on September 3, 2021 and those that are included in any of its future filings with the SEC. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither CAHC nor LumiraDx undertakes any duty to update these forward-looking statements, except as otherwise required by law.